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       	       UNITED STATES SECURITIES AND EXCHANGE COMMISSION
			                     WASHINGTON, D.C. 20549

                         				  FORM 8-K



                   			 Current Report Pursuant
		                   to Section 13 or 15(d) of the
             		     Securities Exchange Act of 1934


	  Date of report (Date of earliest event reported): Not Applicable



                 			    Pogo Producing Company
  	    (Exact Name of Registrant as Specified in Its Charter)



                       				   Delaware
        		 (State or Other Jurisdiction of Incorporation)

          		 1-7792                                  74-1659398
   	(Commission File Number)                       (I.R.S. Employer
			                                        			     Identification No.)
    5 Greenway Plaza, P.O. Box 2504
     	     Houston, Texas                                77046-2504
(Address of Principal Executive Offices)                 (Zip Code)

     Registrant's Telephone Number, Including Area Code:   (713) 297-5000


                         				Not Applicable
      	(Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events

      	 Pursuant to Article 1, Sections 9,10 and 11 of the Amended and Restated Bylaws of Pogo Producing Company, a Delaware corporation
         (the "Company"), notice is hereby given that the 1999 annual meeting of stockholders of the Company will be held on Teusday, April 27, 1999 at the Century Room, Renaissance Houston Hotel, Six Greenway Plaza, Houston, Texas at 10:00 a.m., Houston time.


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                        				  Signatures



    	 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Pogo Producing Company
						                                            Registrant

                                           /s/ GERALD A. MORTON
                                                Gerald A. Morton,
                                                  Vice President-Law and
                                                  Corporate Secretary

Date:  January 27, 1999





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